EXHIBIT 31.1

CERTIFICATION

I, M. Brent Stevens, certify that:

1.                                       I have reviewed this annual report on Form 10-K of Peninsula Gaming, LLC, Peninsula Gaming Corp. and Diamond Jo, LLC;

2.                                       Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.                                       Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrants as of, and for, the periods presented in this annual report;

4.                                       The registrants’ other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrants and we have:

a.                                       designed such disclosure controls and procedures to ensure that material information relating to the registrants, including their consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b.                                      evaluated the effectiveness of the registrants’ disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c.                                       disclosed in this annual report any change in the registrants’ internal control over financial reporting that occurred during the registrants’ most recent fiscal quarter (the registrants’ fourth fiscal quarter in the case of this annual report) that has materially affected, or is reasonably likely to affect, the registrants’ internal control over financial reporting; and

5.                                       The registrants’ other certifying officer and I have disclosed, based on our most recent evaluation, to the registrants’ auditors and the audit committee of registrants’ board of directors (or persons performing the equivalent function):

a.                                       all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrants’ ability to record, process, summarize and report financial information; and

b.                                      any fraud, whether or not material, that involves management or other employees who have a significant role in the registrants’ internal control over financial reporting.

Date: April 2, 2007	/s/ M. Brent Stevens
M. Brent Stevens
Chief Executive Officer